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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 3, 2005


                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       001-32264                                          06-1510312
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(Commission File Number)                       (IRS Employer Identification No.)


               545 LONG WHARF DRIVE, 5TH FLOOR NEW HAVEN, CT 06511
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 3, 2005, DSL.net, Inc. (the "Company") entered into compensation agreements with each of the following executive officers of the
Company: J. Keith Markley, President and Chief Operating Officer; Robert J. DeSantis, Chief Financial Officer and Treasurer; Marc R. Esterman, Vice President - Corporate Affairs, General Counsel and Secretary, and Walter Keisch, Vice President - Finance. Under the terms of the agreements, each of those individuals is eligible to receive, in addition to his current compensation and any other benefits to which he is or may become entitled, a fixed dollar cash compensation amount, in three equal installments, on June 30, 2005, August 31, 2005 and December 31, 2005, provided such individual is employed by the Company on each of such dates. If, prior to a payment date, the individual is terminated by the Company for cause, or resigns other than for good reason, he will forfeit the right to receive any remaining unvested payments. Upon the occurrence of a change in control of the Company, or if the individual is terminated without cause or terminates his employment with the Company for good reason, the individual shall immediately fully vest in all remaining payments that would have become due and payable under such agreement but for the passage of time and the individual's continued employment with the Company, and he shall have the right to immediately receive the total amount of all remaining payments under the agreement. The total amount of potential payments which might be made under these agreements, for all four individuals in the aggregate, is $350,000.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DSL.NET, INC.


Date:   February 4, 2005
                                                By: /s/ Kirby G. Pickle
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                                                Name: Kirby G. Pickle
                                                Title: Chief Executive Officer























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